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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported)  JANUARY 10, 2006


                             BKF CAPITAL GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

              1-10024                                   36-0767530
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     (Commission File Number)                 (IRS Employer Identification No.)


 ONE ROCKEFELLER PLAZA, NEW YORK, NEW YORK                           10020
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  (Address of Principal Executive Offices)                         (Zip Code)

                                  212-332-8400
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
            DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

             On January 10, 2006, Mr. Harvey J. Bazaar was elected to the Board of the Company. Mr. Bazaar will serve on the Company's audit committee. Mr. Bazaar served as the chief operating officer of DML Global Services, a company providing fund accounting and related services to private investment funds and other businesses, from 2001 to 2002. Mr. Bazaar retired from PricewaterhouseCoopers in 2000 as the Global and Americas Leader for the Capital Markets Group. At Coopers & Lybrand which merged with PriceWaterhouse to form PricewaterhouseCoopers, Mr. Bazaar served on the firm's Executive Committee and as Managing Partner of the New York City office.

            Mr. Anson Beard, Jr. and Mr. James Tisch resigned from the Board of Directors (the "Board") of BKF Capital Group, Inc. (the "Company") effective January 10th and 11th, 2006, respectively.



ITEM 8.01    OTHER EVENTS

             On January 11, 2006, the Company issued a press release announcing the election of Mr. Bazaar to the Board and the resignations of Mr. Beard and Mr. Tisch. The press release is attached hereto as Exhibit 99.1, and is incorporated herein in its entirety by reference.



ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

       (c)   Exhibits

             EXHIBIT        DESCRIPTION
             -------        -----------

              99.1          Press Release, dated January 11, 2006.



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                                SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  January 12, 2006

                                       BKF CAPITAL GROUP, INC.


                                       By: /s/ Norris Nissim
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                                           Name:  Norris Nissim
                                           Title: Senior Vice President,
                                                  General Counsel and Secretary



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                               INDEX TO EXHIBITS


EXHIBIT       DESCRIPTION
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  99.1        Press Release, dated January 11, 2006.